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                                                                  EXHIBIT 10.21

                           PLACEMENT AGENCY AGREEMENT


         This Placement Agency Agreement (the "AGREEMENT"), made effective as of the 10th day of March, 2004, by and between iLinc Communications, Inc. (the "COMPANY"), and Peacock, Hislop, Staley & Given, Inc., (the "PLACEMENT AGENT").

         1. DESCRIPTION OF THE OFFERING. The Company proposes to offer and sell to accredited investors within the meaning of Rule 501(a) of the Securities Act of 1933, as amended (the "SECURITIES ACT"), through the Placement Agent hereby appointed as exclusive selling agent, up to $3,000,000 of units (the "OFFERING") consisting of $2,250,000 of Senior Notes and $750,000 of Common Stock (such Senior Notes and Common Stock together comprise the "UNITS"). Each Unit will consist of $37,500 of Senior Notes and $12,500 of Common Stock. The Common Stock will be priced at a forty percent (40%) discount to the average closing price of the Common Stock for the ten trading days preceding the Closing Date (the "OFFERING PRICE"). The total shares of Common Stock per Unit will be an amount such that the investment in Common Stock closest approximates $12,500. Subject to market conditions, the Offering may be expanded up to $4,000,000. Subscriptions obtained in the Offering may be accepted or rejected in whole or in part by the Company for any reason. Except as required by applicable laws or regulations, subscriptions which are accepted by the Company may not be withdrawn by any subscriber. The Units will be offered through a Private Placement Memorandum dated March 12, 2004, including all exhibits, financial statements, schedules, appendices, supplements or amendments thereto (collectively, the "MEMORANDUM"). All capitalized terms used herein, unless specifically defined herein, shall have the meanings set forth in the Memorandum.

         2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company represents, warrants and covenants to the Placement Agent that:

                  (a) The Units have not been and will not be registered with the Securities and Exchange Commission or any state securities regulatory authorities ("REGULATORS"). The Units shall be offered and sold pursuant to an exemption from registration under the Securities Act. The Company will: (i) offer the Units only to accredited investors, and (ii) conduct the Offering as a private placement in substantial compliance with the requirements of Regulation D, promulgated under the Securities Act, and with all other applicable federal or state securities laws and rules and regulations (collectively, the "SECURITIES LAWS AND REGULATIONS"). The Company will, in a timely manner, make any required filings with any applicable Regulators. The issuance, offer, sale and delivery of the Units, in the manner and circumstances contemplated by the Memorandum and this Agreement, is exempt from the registration requirements of the Securities Act.

                  (b) The Memorandum, with respect to the Units, has been or will be prepared by the Company in conformity with the applicable requirements of the Securities Laws and Regulations.

                  (c) No Regulators have issued any order preventing or suspending the Offering contemplated herein or use of the Memorandum, nor instituted, or to the best knowledge of the Company, contemplated instituting proceedings for that purpose. The Memorandum does not contain any untrue statement of any material fact and does not omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) Neither the Company nor its Affiliates is in violation of or default under any provision of its articles of incorporation or bylaws. Neither the Company nor its Affiliates is in violation or default under any of its material agreements, leases, licenses, contracts, franchises, mortgages, loans, notes, permits, deeds of trust, security agreements, indentures or other instruments or obligations to which it is a party or by which it or any of its

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properties is bound or may be affected (collectively, the "CONTRACTS"), which failure or default would materially adversely affect the business, prospects, properties, operations, or financial condition of the Company or any of its Affiliates (a "MATERIAL ADVERSE Effect"). The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Memorandum do not and will not (i) conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute, either with or without notice or the passage of time or both, a default under, any Contract to which the Company or its Affiliates is a party or by which the Company or its Affiliates is bound, which default would have a Material Adverse Effect upon the Company or its Affiliates, (ii) violate any statute, rule or regulation applicable to the Company or its Affiliates or any order, judgment or decree of any court or of any regulatory, administrative or governmental body or agency or arbitral forum having jurisdiction over the Company or its Affiliates or any of its property which violation would have a Material Adverse Effect upon the Company, (iii) result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or its Affiliates, or (iv) violate any of the provisions of the articles of incorporation or bylaws of the Company or its Affiliates. No other consent, approval, authorization or action is required for the consummation of the transactions herein contemplated other than such as has been obtained. There are no Contracts or other documents required to be described in the Memorandum or to be included as exhibits to the Memorandum in order to make the information therein not misleading which have not been described or included as required.

                  (e) The Company shall provide to the Placement Agent and to each purchaser such information, documents and instruments as may be reasonably requested and are required to be provided pursuant to applicable Securities Laws and Regulations and the laws of any state in which the offer or sale of securities has been approved by the Company and the Placement Agent and to otherwise comply with such requirements.

                  (f) The Company:

                           (i) Has not offered for sale or sold any other
securities of the Company, the offer for sale or sale of which would be "integrated" under the standards of existing Securities Laws and Regulations with the offers for sale or sales of the Units proposed to be made by the Placement Agent pursuant hereto in determining whether a public offering of the Units has been made so as to impose with respect to the Offering of the Units hereunder by the Placement Agent any compliance with different requirements of the applicable Securities Laws and Regulations; and

                           (ii) Shall not offer for sale or sell any Units or
other securities except and to the extent that any such offer for sale or sale shall not cause the provisions of the Securities Laws and Regulations relied upon with respect to the Offering and sale of the Units contemplated by this Agreement to be inapplicable thereto.

                  (g) The Company and each of its Affiliates is duly authorized to transact the business in which it is engaged and in which it proposes to engage as described in the Memorandum.

                  (h) Since the respective dates as of which information is given in the Memorandum and other than as therein contemplated, neither the Company nor any of its Affiliates have incurred, nor during the period of the Offering will any such party incur, any material liabilities or obligations contingent or otherwise, except in the ordinary course of business, or as set forth in the Memorandum and there has not been, and during the period of the Offering there will not be, any material adverse change in the condition of the Company, or its financial condition.

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                  (i) The Company will notify the Placement Agent immediately and confirm the notice in writing of the issuance by the Regulators of any stop order suspending the effectiveness of any qualification of the Units for sale, suspending the sale of the Units or the use of the Memorandum, or of the initiation of any proceedings for any such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order shall at any time be issued, to obtain the lifting thereof at the earliest possible moment.

                  (j) Other than as disclosed in the Memorandum, neither the Company, nor to its knowledge, after due and diligent inquiry, any person other than the Placement Agent, has made any representation, promise or warranty, whether verbal or in writing to anyone, whether an existing shareholder or not, that any of the Units will be reserved for or directed to them during the proposed Offering.

                  (k) The Company and each of its Affiliates has been incorporated and is validly existing and in good standing under the laws of its jurisdictions of incorporation. The Company and each of its Affiliates is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification where the failure to do so would have a Material Adverse Effect. The Company has fully disclosed to the Placement Agent the existence of each of its Affiliates.

                  (l) The Company and each of its Affiliates possess all requisite licenses, permits and other authorities which may be required to conduct its business, each of which remains in full force and effect in accordance with its terms, where the failure to possess the same would have a Material Adverse Effect. The government authority which issued each such license has not determined or threatened to revoke or suspend any such license, no investigation or proceeding is pending or threatened with respect to any such license, and the Company has disclosed to the Placement Agent and in the Memorandum any current unresolved dispute or disagreement between the Company or any Affiliate and any such governmental authority regarding the business or financial condition of the Company or any Affiliate or the Company's or any Affiliate's alleged lack of compliance with applicable laws, rules or regulations, which dispute or disagreement if resolved adversely to the Company or any Affiliate would have a Material Adverse Effect.

                  (m) The Company and each of its Affiliates is conducting business in compliance with all applicable federal, state and local laws, rules and regulations, including, without limitation, ERISA, OSHA, environmental laws, rules and regulations, and all federal laws, except where the failure to so comply would not have a Material Adverse Effect.

                  (n) All representations, warranties and covenants of the Company made to investors in the Unit Purchase Agreement relating to the Units are hereby made to the Placement Agent and are incorporated herein by reference.

                  (o) The Company has the legal right, corporate power and authority to enter into this Agreement on behalf of itself and to perform as contemplated thereby. All necessary and proper corporate proceedings have been or will be taken to validly authorize the Units and no further approval or authority of the stockholders of the Company is required for the offer and sale of the Units as contemplated herein and in the Memorandum. This Agreement has been duly authorized, executed and delivered by the Company, and is legally binding upon and enforceable against the Company in accordance with its terms, except as its enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws from time to time in effect affecting creditors' rights generally or by principles governing the availability of equitable remedies.

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                  (p) The Units conform with the statements concerning them in the Memorandum in all material respects.

                  (q) The consolidated financial statements of the Company, together with related notes and schedules as set forth in the Memorandum, present fairly in all material respects the financial position and the results of operations of the Company and its Affiliates, as at the dates and for the indicated periods. Such financial statements, schedules and related notes have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary and selected financial and statistical data and schedules included in the Memorandum present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein.

                  (r) There is no securities action, suit or proceeding pending or, to the best knowledge of the Company after due inquiry, threatened against the Company or any Affiliate before any court or regulatory, governmental or administrative agency or body, or arbitral forum, domestic or foreign, which might result in any Material Adverse Effect, except as set forth in the Memorandum. Neither the Company nor any Affiliate is subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body or arbitral forum that would have a Material Adverse Effect, except as set forth in the Memorandum. There are no labor disputes involving the Company or any Affiliate that exist or are imminent which could have a Material Adverse Effect.

                  (s) The Company and each of its Affiliates has good and marketable title to all of the properties and assets reflected as owned by such party in either the financial statements or as described in the Memorandum, and such properties and assets are subject to no lien, mortgage, security interest, pledge or encumbrance (other than easements, if any) of any kind, except those
(i) reflected in such financial statements or as described in the Memorandum; or
(ii) that, individually or in the aggregate, would not have a Material Adverse Effect.

                  (t) The Company and each Affiliate has filed all federal, state, local and foreign income tax returns which have been required to be filed and has paid all taxes indicated by such returns and has paid all tax assessments against it where the failure to file or pay would have a Material Adverse Effect. There is no income, sales, use, transfer or other tax deficiency or assessment which has been or might reasonably be expected to be asserted or threatened against the Company or its Affiliates which could have a Material Adverse Effect.

                  (u) Any material transactions among the Company and the officers, directors, and Affiliates of the Company have been accurately disclosed in the Memorandum to the extent necessary to make the statements therein, in light of the circumstances under which the Memorandum is to be used, not misleading.

                  (v) If and to the extent required to do so, each of the Company and its Affiliates is in material compliance with all reporting requirements under Section 12(b), Section 12(g) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended ("EXCHANGE ACT").

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLACEMENT AGENT. The Placement Agent represents, warrants and covenants to the Company that:

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                  (a) The Placement Agent is a corporation duly organized,
validly existing and in good standing under the laws of the State of Arizona, with all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder;

                  (b) This Agreement has been duly authorized, executed and delivered by the Placement Agent and is a valid and binding agreement on the part of the Placement Agent, except as its enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws from time to time in effect affecting creditors' rights generally or by principles governing the availability of equitable remedies.

                  (c) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and those contemplated by the Memorandum will not result in a material violation or breach of any of the terms or conditions of or constitute a default under any indenture, agreement, judgment, decree, order or other instrument to which the Placement Agent is a party which default would have a Material Adverse Effect upon the Placement Agent or its business, or, assuming the accuracy of the representations and warranties of the Company made herein, violate any law or any order directed to the Placement Agent of any court or any federal or state regulatory body or administrative agency having jurisdiction over the Placement Agent.

                  (d) The Placement Agent is duly registered pursuant to the provisions of the Exchange Act as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD") and is duly registered as a broker-dealer in those states in which it is required to be so registered in order to carry out the Offering contemplated by the Memorandum.

                  (e) The Placement Agent will conduct the Offering in compliance with applicable Securities Laws and Regulations and in this regard it will:

                           (i) During the course of the Offering, make every
reasonable effort to avoid making representations other than those set forth in the Memorandum, and to the extent any representations other than those set forth in the Memorandum are made, not to make any untrue statements of a material fact or omit to state a material fact required to be stated or necessary to make any statement made not misleading concerning the Offering or the Company or any matters set forth in or contemplated by the Memorandum not misleading;

                           (ii) Not offer, offer for sale or sell the Units by
any means prohibited by applicable Securities Laws and Regulations;

                           (iii) Limit its offer and sale of the Units to
persons who it has reasonable grounds to believe, based upon representations by those investors, are accredited investors, and maintain for the Placement Agent's benefit and for the benefit of the Company, memoranda and other appropriate records substantiating the foregoing;

                           (iv) Prior to the sale of any of the Units, have
reasonable grounds to believe, based upon representations by those investors, that each subscriber alone or together with such subscriber's duly appointed purchaser representative, if any, meets the suitability standards set forth in the Memorandum;

                           (v) Distribute no sales materials to prospective
investors, other than the Memorandum;

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                           (vi) Provide each investor with a copy of the
Memorandum during the course of the Offering prior to the investor executing a Unit Purchase Agreement; and

                           (vii) Until the Closing Date (as defined below), if
any event affecting the Company should occur which the Company, or its counsel, or the Placement Agent or its counsel believe should be set forth in a supplement or amendment to the Memorandum, the Placement Agent shall promptly distribute such supplement or amendment to the Memorandum to persons who have previously received a copy of the Memorandum from the Placement Agent and who continue to be interested in the Company, and the Placement Agent shall include such supplement or amendment in all further deliveries of the Memorandum. The Company shall, at its own expense, promptly prepare and furnish to the Placement Agent a reasonable number of copies of each such supplement or amendment to the Memorandum for such distribution.

                  (f) Upon receipt of an executed Unit Purchase Agreement and the payments representing subscriptions for Units, the Placement Agent will promptly forward copies of the Unit Purchase Agreement (together with all consideration received for such Units, as applicable) to the Company or its counsel.

                  (g) The Placement Agent will not take any action which, assuming the Company's representation in Section (2) hereof is correct, it believes would cause the Offering to violate the provisions of the Securities Act, the Securities and Exchange Act of 1934, (the "EXCHANGE ACT"), the respective rules and regulations promulgated thereunder or applicable Blue Sky laws of any state or jurisdiction.

                  (h) The Placement Agent shall use commercially reasonable efforts to determine (i) whether any prospective purchaser is an Accredited Investor (or qualified non-Accredited Investor) and (ii) that any material information furnished by a prospective investor is true and accurate. Except as set forth in the immediately preceding sentence, the Placement Agent shall have no obligation to insure that any check, note, draft or other means of payment for the Units will be honored, paid or enforceable against the subscriber in accordance with its terms.

         4. FURTHER UNDERTAKINGS OF THE COMPANY. The Company represents, covenants and warrants that:

                  (a) Except as set forth or otherwise contemplated in the Memorandum, the Company shall not offer for sale or sell the Units, nor shall any employee or agent of the Company do so, during the Offering without the prior approval of the Placement Agent.

                  (b) Until the Closing Date (as defined below), if any event affecting the Company shall occur which, in the Company's or the Placement Agent's opinion, should be set forth in a supplement or an amendment to the Memorandum, the Company will forthwith, at its own expense, prepare and furnish to the Placement Agent a reasonable number of copies of a supplement or amendment to the Memorandum so that it, as so supplemented or amended, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company shall not prepare or file any such amendment or supplement of which the Placement Agent shall not previously have been advised and furnished with a copy or to which the Placement Agent shall have reasonably objected in writing or which is not in compliance with applicable Securities Laws and Regulations.

                  (c) The Company will cause to be prepared, executed and timely filed with respect to the Offering, any and all notices or filings required by applicable Securities Laws and Regulations, will promptly furnish the Placement

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Agent and its counsel with a true and correct copy of each such notice of filing and will take all acts necessary or appropriate to comply with all applicable Securities Laws and Regulations.

                  (d) The Company will apply the net proceeds from the sale of the Units substantially in accordance with the use of proceeds section of the Memorandum.

         5. STATE SECURITIES FILINGS. The Company further represents, warrants and covenants that:

                  (a) It shall take all necessary action and file all necessary forms and documents required to be filed in connection with an offering exempt from registration pursuant to the Securities Act in the State of Arizona, and in such other states as the Placement Agent and the Company mutually agree.

                  (b) In each jurisdiction where the Units have been offered in an exempt transaction as provided above after notice from the Placement Agent of such an offer in each jurisdiction, the Company will make and file such statements, documents, materials and reports in each year and take all other actions as are or may be required to be made or filed by the Company by the laws of each such jurisdiction.

                  (c) The Company will promptly provide to the Placement Agent for delivery to all purchasers and their representatives any additional information, documents and instruments which the Placement Agent or the Company deems necessary to comply with the rules, regulations and judicial and administrative interpretations with respect to compliance with such exemptions or qualifications and registration requirements in those states where the Units are to be offered or sold.

         6. APPOINTMENT OF THE PLACEMENT AGENT AND NATURE OF THE OFFERING.

                  (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company hereby appoints the Placement Agent as its exclusive agent to effect sales of the Units during the Offering Period (hereinafter defined) and upon the terms and conditions set forth in the Memorandum. The Placement Agent hereby accepts such appointment and, as agent for the Company, shall use its best efforts to find purchasers for the Units.

                  (b) The Offering shall commence on the date designated by the Placement Agent and the Company shall continue until the earlier of (i) the maximum number of Units described in the Memorandum, or (ii) April 30, 2004, or a date thereafter mutually agreed upon by the parties. The offering period may be extended for a period of up to sixty (60) days at the discretion of the Company.

                  (c) The Placement Agent shall remit all funds received from purchasers of the Units to the Company on the Closing Date. Payment for the Units sold is to be made by certified or bank cashier's check(s) drawn to the order of the Company, or by wire transfer of funds, against delivery of such Units to the Placement Agent. Such payment and delivery is to be made at the offices of the Placement Agent set forth in SECTION 14 hereof at 10:00 A.M., Phoenix time, on the third business day after the sale, or at such other time, date and place not later than five business days thereafter as the Placement Agent and the Company shall agree upon (such time and date the "CLOSING DATE"). The common stock comprising a portion of the Units, which shall be represented by certificates in definitive form, and the Senior Notes comprising a portion of the Units shall be made to the order of such holders of Units as the Placement Agent requests in writing not later than the third full business day prior to the Closing Date, and shall be made available for inspection by the Placement Agent prior to the Closing Date at the offices of the Placement Agent noted in
SECTION 14. As used herein, "BUSINESS DAY" means a day other than (i) a Saturday

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or a Sunday or (ii) a day on which banks in Arizona are authorized or obligated by law or executive order to be closed.

                  (d) The Placement Agent shall be entitled to (i) a commission equal to ten percent (10%) of the gross amount raised through the sale of the Units and, (ii) reimbursement for all reasonable expenses incurred by the Placement Agent in connection with the sale of the Units, including fees and expenses of Placement Agent's legal counsel incurred in connection with this Agreement, the Unit Purchase Agreement, and the Offering; PROVIDED, HOWEVER, that the Company shall not be liable for any expense, other than legal expenses incurred in connection with the offering, exceeding $5,000 without the prior consent of the Company. In addition, the Placement Agent will be granted a three-year warrant (the "WARRANT") equal to ten percent (10%) of the shares of Common Stock sold in the Offering. The Warrant shall be exercisable at 120% of the Offering Price of the Common Stock. The Warrant will have net exercise rights and piggyback registration rights. On the Closing Date, the Placement Agent shall deduct the commission and expenses from the proceeds received from the sale of the Units prior to transmitting payment to the Company.

                  (e) The Placement Agent has not assumed, will not assume, and will not be permitted to assume any duties, responsibilities or obligations regarding the management, operations or any of the business affairs of the Company after the Closing Date. The Placement Agent shall be held harmless by the Company from and against any claim, suit, loss, damage, liability or securities action by or against the Company based upon or arising out of the assertion that the Placement Agent has any continuing duty or obligations after the Closing Date to the Company, except the indemnification obligations as set forth in SECTION 11 of this Agreement.

         7. EXPENSES OF SALE. Subject to SECTION 6(D), the Company will pay all reasonable costs, expenses and fees in connection with the Offering or incident to the performance of the obligations of the Company hereunder including, but not limited to, the fees and expenses of the Company, the fees and expenses of the Company's counsel and accounting firm, the fees and expenses of the Placement Agent's counsel, the cost of qualifying the offer and sale of the Units in various states for an exemption from state registration requirements, the cost of preparing, printing and delivering the Memorandum to, or as requested by, the Placement Agent, the Units and copies of the Memorandum and other documents related to the Offering, and any transfer taxes imposed on the sale of the Units. If the transactions contemplated by this Agreement shall not be consummated because this Agreement is terminated by the Placement Agent pursuant to SECTION 8, 9 OR 12 hereof, or because of a decision by the Company to terminate or delay the Offering for any reason or a failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, then in lieu of the foregoing provisions in this SECTION 7 (and without prejudice to all other rights and remedies which the Placement Agent may have against the Company at law and in equity, and which are in accordance with the NASD's Rules of Fair Practice) the Company shall reimburse the Placement Agent for all reasonable costs and expenses, including all fees and disbursements of the Placement Agent's counsel, actually incurred by the Placement Agent in connection with investigating, marketing and proposing to market the Units or in contemplation of performing its obligations hereunder.

         8. CONDITIONS TO THE PLACEMENT AGENT'S OBLIGATIONS. The Company's right to receive proceeds from the sale of the Units and the obligations of the Placement Agent hereunder shall be subject to the accuracy of and compliance with, as of the date hereof and on the Closing Date, the representations, covenants and warranties contained herein, to the performance by the Company of its obligations hereunder required to be performed on or before the Closing Date, and to the following additional conditions:

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                  (a) During the period of the Offering there has not been any material adverse change affecting the Company.

                  (b) No stop order suspending the Offering contemplated herein or use of the Memorandum, as amended or supplemented, shall have been issued and no proceedings for that purpose shall have been taken or, to the best knowledge of the Company, after due inquiry, shall be contemplated by the Regulators.

                  (c) The Placement Agent shall have received on the Closing Date the opinion of Jackson Walker, LLP, counsel for the Company, in a form reasonably satisfactory to the Placement Agent. Such opinion shall be dated as of the Closing Date and addressed to the Placement Agent.

                  (d) The Placement Agent shall have received on the Closing Date a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date, each of them jointly and severally represents as follows:

                           (i) No stop order suspending the Offering
contemplated herein or use of the Memorandum has been issued, and no proceedings for such purpose have been taken or are, to the best of their knowledge, after due inquiry, contemplated or threatened by the Regulators;

                           (ii) They do not know of any material investigation,
litigation, or proceeding instituted or threatened or contemplated against the Company which is not disclosed in the Memorandum. The representations and warranties of the Company contained in SECTION 2 hereof are true and correct in all respects as of the Closing Date as if such representations and warranties were made as of such date;

                           (iii) They have carefully examined the Memorandum
and, in their opinion, at the time the Memorandum was distributed or used and at the Closing Date and through the date the Offering is terminated, the statements contained in the Memorandum were and are correct, in all material respects, and such Memorandum does not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and, in their opinion, no event has occurred which should be set forth in a supplement to or an amendment of the Memorandum which has not been so set forth in such supplement or amendment;

                           (iv) The Company has performed all of its obligations
pursuant to this Agreement required to be performed on or prior to the Closing Date; and

                           (v) The Company has provided all due diligence
materials requested by the Placement Agent.

                  (e) The Company shall have furnished to the Placement Agent such further certificates and documents confirming the representations, warranties and covenants contained herein and related matters as the Placement Agent may reasonably have requested.

                  The opinions and letters described in this Agreement shall be addressed to the Placement Agent. The opinions, letters and certificates described in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all respects satisfactory in form and substance to the Placement Agent and to counsel for the Placement Agent.

                  If any of the conditions provided for in this SECTION 8 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Placement Agent hereunder may be terminated by the Placement Agent by notifying the Company of such termination in writing or by

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telegram at or prior to the Closing Date. In such event, the Company and the
Placement Agent shall not be under any obligation to each other (except to the extent provided in SECTIONS 7 AND 11 hereof).

         9. CONDITIONS OF COMPANY'S OBLIGATIONS. The obligations of the Company (other than its obligations under SECTIONS 7 AND 11 hereof) shall be subject to:
(i) the accuracy of and compliance with, as of the date hereof and on the Closing Date, the representations, covenants and warranties contained herein made by the Placement Agent, and (ii) the performance by the Placement Agent of its material obligations required to be performed on or before the Closing Date.

         10. PLACEMENT AGENT'S AUTHORITY. Neither the Placement Agent nor any of its representatives is authorized to make any representations on behalf of the Company other than those contained in the Memorandum or to act as the agent of the Company in any other capacity except as expressly set forth herein.

         11. INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Company will indemnify and hold the Placement Agent harmless for, from and against any losses, claims, damages or liabilities, joint or several, to which the Placement Agent may become subject under applicable Securities Laws and Regulations, including, but not limited to, any applicable state securities laws or regulations or otherwise, insofar as such losses, claims, damages or liabilities (or securities actions with respect thereto) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Memorandum, any amendment or supplement thereto, any additional information provided with respect to the Offering or that arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and/or (ii) a breach by the Company of the representations, covenants, agreements and warranties contained in this Agreement; and will reimburse the Placement Agent for any legal or other expense reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or securities actions.

                           The foregoing indemnity agreement shall extend upon
the same terms and conditions to, and shall inure to the benefit of, the Placement Agent's officers, directors and counsel, and each person, if any, who "controls" the Placement Agent.

                  (b) The Placement Agent will indemnify and hold the Company harmless for, from and against any losses, claims, damages or liabilities, joint or several, to which the Company may become subject under the applicable Securities Laws and Regulations, the various state securities laws or regulations or otherwise, insofar as such losses, claims, damages or liabilities (or securities actions with respect thereto) arise out of or are based upon a breach by the Placement Agent of the representations, covenants and warranties contained in SECTION 3 of this Agreement; and will reimburse the Company for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or securities actions. Notwithstanding the preceding sentence, the Placement Agent shall in no event be liable for any lost profits or loss of bargain damages of the Company.

                           The foregoing indemnity agreement shall extend upon
the same terms and conditions to, and shall inure to the benefit of, the Company's officers, directors, and counsel, and each person, if any, who "controls" the Company.

                  (c) Promptly after receipt by an indemnified person of notice of the commencement of any securities action, such indemnified person shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to this SECTION 11, notify the indemnifying party in writing of the commencement

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

thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party. In case any such securities action shall be brought against such indemnified party, it shall notify the indemnifying party of the commencement thereof, and the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel approved by the indemnified party. The indemnified party shall not be responsible for any legal or other expenses incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation.

                  (d) If the indemnification provided for in this SECTION 11 is unavailable to or insufficient to hold harmless an indemnified party under
SECTION 11(A) above in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other from the Offering of the Units. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Placement Agent on the other in connection with the statements, omissions or breaches which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bear to the total commissions received by the Placement Agent. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Placement Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                           The Company and the Placement Agent agree that it
would not be just and equitable if contributions pursuant to this SECTION 11(D) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this SECTION 11(D). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to above in this
SECTION 11(D) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such securities action or claim. Notwithstanding the provisions of this
SECTION 11(D), (i) the Placement Agent shall not be required to contribute any amount in excess of the commission received by it, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                           In any proceeding relating to the Memorandum or any
supplement or amendment thereto, each party against whom contribution may be sought under this SECTION 11(D) hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon them or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join them as an additional defendant in any such proceeding in which such other contributing party is a party.

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

         12. TERMINATION. This Agreement may be terminated by the Placement Agent or the Company, as the case may be, by notice to the other party as follows:

                  (a) at any time prior to the closing itself if any of the following has occurred:

                           (i) since the respective dates as of which
information is given in the Memorandum, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company, or the earnings, business affairs, management or business prospects of the Company, whether or not arising in the ordinary course of business;

                           (ii) any outbreak of hostilities, act of terrorism or
other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, calamity, crisis or change on the financial markets or economic conditions would, in the Placement Agent's or the Company's reasonable judgment, make the offering or delivery of the Units impracticable;

                           (iii) suspension of trading in securities on the
American Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on such Exchange;

                           (iv) the enactment, publication, decree or other
promulgation of any federal or state statute, regulation, rule or order of any code or other governmental authority which in the Placement Agent's or the Company's reasonable opinion materially adversely affects or will materially adversely affect the business or operations of the Company;

                           (v) the taking of any securities action by any
federal, state or local government or agency in respect of its monetary or fiscal affairs which in the Placement Agent's or the Company's reasonable opinion has a material adverse effect on the securities markets in the United States or the prospects of the Company; or

                           (vi) if the Placement Agent's "due diligence" review
discloses information which (A) is in any material respect inconsistent with the information previously provided to the Placement Agent; (B) discloses matters concerning the business (past, current or prospective) of the Company not previously fully disclosed to the Placement Agent; or (C) would require any material amendment or modification to the Memorandum previously circulated to reflect additional risk factors or material changes which may have a Material Adverse Effect; and

                  (b) failure of the Company or the Placement Agent to fulfill the obligations set forth in SECTION 8 or 9.

         13. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements of the Company and the Placement Agent, herein or in certificates delivered pursuant hereto, and the indemnity agreement provisions contained in SECTION 11 hereof, shall survive the delivery, execution and closing hereof and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or the Company, and shall survive delivery of the Units hereunder. The indemnification provisions of SECTION 11 hereof are in addition to any and all other remedies or rights any of the parties hereto may have, including the right to sue and recover damages for any breach of any representation, warranty or covenant made or given by one or more parties to any other party.

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

         14. NOTICES. All notices required or permitted hereunder shall be in writing and shall be mailed, delivered or telegraphed to the following address:

         If to the Placement Agent:     Peacock, Hislop, Staley & Given, Inc.
                                        2999 North 44th Street
                                        Suite 100
                                        Phoenix, Arizona 85018
                                        Attention: Tom Thomas, Managing Director

         with a copy to Placement
           Agent Counsel:               Greenberg Traurig, LLP
                                        2375 East Camelback Road, Suite 700
                                        Phoenix, Arizona 85016
                                        Attention: Quinn P. Williams, Esq.

         If the Company:                iLinc Communications, Inc.
                                        2999 North 44th Street, Suite 650
                                        Phoenix, Arizona  85018
                                        Attention: James L. Dunn, Jr.

                  Any such notices shall be either (a) sent by certified mail, return receipt requested, in such case notice shall be deemed delivered three
(3) business days after deposit, postage prepaid, in the U.S. mail, or (b) personally delivered to recipient or sent by a nationally recognized overnight courier, in which case it shall be deemed delivered upon receipt, if personally delivered, or one (1) business day after deposit with an overnight courier for overnight delivery. The above addresses may be changed by written notice to the other party; provided, however, that no notice of a change of address shall be effective until actual receipt of such notice.

         15. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Placement Agent and the Company and each of their respective successors and assigns and, if expressly applicable, their Affiliates. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto and their respective successors and assigns, Affiliates, and the controlling persons, officers, directors and counsel referred to in SECTION 11, any legal or equitable right, remedy or claim under or with respect to this Agreement and all conditions and provisions hereof are intended to be and are for the sole and exclusive benefit of the parties hereto. No purchaser of any of the Units shall be construed a successor or assignee by reason merely of such purchase. "AFFILIATE" means a Person who, with respect to any other Person: (a) directly or indirectly controls, is controlled by or is under common control with such other Person; (b) owns or controls 10 percent or more of the outstanding voting securities of such other Person; (c) is an officer, director, partner or member of such other Person, or (d) if such other Person is an officer, director, partner or member, any Person for which such other Person acts in any such capacity. "PERSON" means an individual or a firm, corporation, partnership, limited liability company, association, estate, trust, pension or profit-sharing plan, or any other entity.

         16. SEVERABILITY. Every provision in this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder hereof.

         17. CAPTIONS. The captions or headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.

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

         18. APPLICABLE LAW. This Agreement and all disputes and controversies relating hereto or in connection with the transactions contemplated hereby shall be governed by and construed in accordance with the internal laws of the State of Arizona without regard to choice or conflict of law principals.

         19. JURISDICTION AND VENUE. Each of the parties to this Agreement hereby agree that all actions or proceedings arising in connection with this Agreement shall be tried and litigated only in the state and federal courts located in the County of Maricopa, State of Arizona. The Company hereby waives any right it may have to assert the doctrine of forum non conveniens or to object to the venue to the extent any proceeding is brought in accordance with this SECTION 19 and stipulates that the state and federal courts located in the County of Maricopa, State of Arizona, shall have in personam jurisdiction and venue over the Company for the purpose of litigating any such dispute, controversy or proceeding arising out of or related to this Agreement. Service of process sufficient for personal jurisdiction in any action against either party hereto may be made by registered or certified mail, return receipt requested to its address indicated in SECTION 14.

         20. PRIOR AGREEMENTS. This Agreement supersedes all prior agreements, oral or written, covered in the same subject matter.

         21. COUNTERPARTS. This Agreement and any notices delivered hereunder may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement and any and all notices may be delivered by telecopy and shall be effective upon receipt, with the original of such document to be deposited promptly in the U.S. Mail.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement this 12th day of March, 2004, to be effective as of the date first written above.


ILINC COMMUNICATIONS, INC.               PEACOCK, HISLOP, STALEY & GIVEN, INC.
       (Company)                                  (Placement Agent)


By: __________________________________   By: __________________________________

Name: ________________________________   Name: ________________________________

Title: _______________________________   Title: _______________________________


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